                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                   FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 17, 1999


                            FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


       DELAWARE                       0-27082                    52-1579474
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
   of Incorporation)                File Number)             Identification No.)


                              14555 AVION PARKWAY
                           CHANTILLY, VIRGINIA  20151
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (703) 995-2400




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ITEM 5.    OTHER EVENTS.


                 On February 17, 1999, Fuisz Technologies Ltd. (the "Company") issued two press releases in connection with i) the joint filing by the Company and Dr. Richard Fuisz of a lawsuit against Elan Corporation, plc for breach of contract and ii) the financial impact to the Company resulting from this breached agreement. Copies of the press releases and the complaint filed in such litigation are attached as Exhibits 99.1, 99.2 and 99.3, respectively.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (c)      Exhibits.

                          99.1 Press Release dated February 17, 1999, regarding filing of lawsuit.

                          99.2 Press Release dated February 17, 1999, regarding financial impact.

                          99.3 Complaint against Elan Corporation, plc dated February 3, 1999.




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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FUISZ TECHNOLOGIES LTD.


Dated:  February 18, 1999                   By:             /S/
                                               --------------------------------
                                                Patrick D. Scrivens
                                                Executive Vice President and
                                                Chief Financial Officer





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                                  EXHIBIT LIST

                                                                                   Sequentially
 Exhibit No.        Description                                                    Numbered Page
 99.1               Press Release dated February 17, 1999, regarding filing of lawsuit.

 99.2 Press Release dated February 17, 1999, regarding financial impact.

 99.3               Complaint against Elan Corporation, plc dated February 3,
                    1999.





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